Exhibit 10.8

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FIRST AMENDMENT TO

LABORATORY SERVICES AND LICENSE AGREEMENT

(TOCAGEN AND SIEMENS)

This FIRST AMENDMENT TO LABORATORY SERVICES AND LICENSE AGREEMENT (this “Amendment”), effective as of June 19, 2015 (the “Amendment Date”), is made by and between SIEMENS HEALTHCARE DIAGNOSTICS INC., a California corporation having its principal place of business at 511 Benedict Avenue, Tarrytown, NY 10591, USA (“Siemens”), and TOCAGEN INC., a corporation organized under the laws of Delaware and having its principal place of business at 3030 Bunker Hill Street, Suite 230, San Diego, CA 92109, USA (“Tocagen”).

Capitalized terms used but not otherwise defined in this Amendment shall have the meanings set forth in that certain Laboratory Services and License Agreement between Tocagen and Siemens dated November 17, 2011 (the “Agreement”).

RECITALS

WHEREAS, Tocagen and Siemens are parties to the Agreement, pursuant to which, among other things, Tocagen engaged Siemens (i) to develop and perform certain in vitro diagnostic assays in connection with the Tocagen Trials of Tocagen Products, (ii) concurrently and/or thereafter, to further develop, obtain FDA approval for, and perform one or more of such in vitro diagnostic assays as companion diagnostics for Tocagen Products after the Tocagen Products have received marketing approval from the FDA, and (iii) following FDA approval of such in vitro diagnostic assay as a companion diagnostic, to perform such in vitro diagnostic assays as necessary in connection with post-marketing clinical trials of Tocagen Products;

WHEREAS, the FDA, in discussions with Tocagen, has recommended that improvements be made to the performance characteristics of the RT-PCR assay for Toca 511 signal; and

WHEREAS, the Parties now desire to amend the Agreement:

(a) to provide for: (i) Siemens to develop a new RT-PCR assay for Toca 511 designed to meet the FDA’s recommended performance characteristics, for use as a Clinical Assay for Tocagen Trial(s) of Tocagen Products and for development and use as a Commercial Product; and (ii) Tocagen to reimburse Siemens for […***…]% of the costs of such new assay development in accordance with the terms of the New Assay Development Plan (as defined herein);

(b) to amend and restate Schedule 4.1 to the Agreement; and

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(c) to establish the financial terms on which Siemens will perform testing in excess of the numbers of tests specified in Schedule 4.1 to the Agreement (as amended and restated pursuant to this Amendment);

in each case, on the terms and subject to the conditions set forth in this Amendment.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Siemens and Tocagen agree as follows:

1. New Assay Development Plan. As of the Amendment Date, the Parties have mutually agreed upon, and Tocagen’s Chief Executive Officer or Chief Financial Officer and Siemens’ or the Siemens Business Unit’s Chief Executive Officer or Chief Financial Officer (or another Siemens officer with equivalent authority) have signed, a written addendum to the Trial Development Plan, dated as of the Amendment Date, and attached to this Amendment as Exhibit B, setting forth (a) the activities to be performed by the Parties for the development of a new (i.e., not based on an Existing Assay) RT-PCR assay (the “New Assay”) as a Clinical Assay for the Tocagen Trial(s) identified therein, including the specifications of the New Assay, (b) the timeline for the development of the New Assay, and (c) the budget for development of the New Assay (such addendum, as amended from time to time in accordance with the Agreement, the “New Assay Development Plan”). Notwithstanding the reference to the Existing Assays in Section 1.44 of the Agreement, the Parties acknowledge and agree that the Parties’ respective rights and obligations under the Agreement relating to the Trial Development Plan (including, without limitation, Sections 2.3, 2.4 and 3.3 thereof) shall also apply, mutatis mutandis, to the New Assay Development Plan.

2. New Assay Development Costs. Notwithstanding the last sentence of Section 2.4 of the Agreement to the contrary, Tocagen shall reimburse Siemens for […***…] percent ([…***…]%) of the documented costs incurred by Siemens in the development of the New Assay in accordance with and in the same level of detail as the New Assay Development Plan, including the budget contained therein (the “New Assay Development Costs”). Siemens shall invoice Tocagen on a monthly basis for Tocagen’s […***…]% share of New Assay Development Costs incurred by Siemens during each month, by email to accounting@tocagen.com, and Tocagen shall pay the invoiced amount within […***…] days of receipt of invoice. Tocagen shall pay interest to Siemens on the aggregate amount of any payments that are not paid on or before the date such payments are due at a rate per annum that is equal to the thirty-day US Dollar London Interbank Offering Rate of interest, as reported by The Wall Street Journal as of the date payment is due, plus […***…] percent ([…***…]%), but not to exceed the highest rate permitted by applicable law, calculated on the number of days such payment is delinquent. Siemens shall promptly furnish such supporting documentation for such expenses as Tocagen may reasonably request. Siemens shall keep complete and accurate records of New Assay Development Costs incurred by Siemens during the implementation and execution of the New Assay Development Plan and for […***…] after completion of such Plan. For the sole purpose of verifying Tocagen’s New Assay Development Cost reimbursement obligations, Tocagen shall have the right to cause an

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independent certified public accountant selected by Tocagen and reasonably acceptable to Siemens, to review such records for a period covering not more than the preceding […***…], in the location(s) where such records are maintained by Siemens, upon reasonable notice and during regular business hours and under obligations of confidence, and at Tocagen’s sole expense except as specifically set forth in this paragraph 2. Tocagen may audit Siemens’ records of New Assay Development Costs for […***…]. Results of such review shall be made available promptly to both Tocagen and Siemens. If the review discloses that Siemens has invoiced Tocagen for, and Tocagen has paid, amounts in excess of […***…]% of Siemens’ actual New Assay Development Costs during the period covered by such audit, Siemens shall remit the amount of such excess to Tocagen, together with interest calculated in the manner provided in Section 7.8 of the Agreement, within […***…] days after the date of determination. If the review discloses that Siemens has invoiced Tocagen for, and Tocagen has paid, amounts less than […***…]% of Siemens’ actual New Assay Development Costs during the period covered by such audit, Tocagen shall remit the amount of such underpayment to Siemens. If the amount invoiced by Siemens and paid by Tocagen in the period covered by such audit exceeds […***…]% of Siemens’ actual New Assay Development Costs during such period by […***…] percent ([…***…]%) or more, Siemens shall pay all of the reasonable and documented costs of such review.

3. New Assay. The Parties acknowledge and agree that:

(a) Siemens does not represent or warrant that the FDA will determine that the New Assay is acceptable for use in Tocagen Trial(s) of Tocagen Products. However, Siemens will use commercially reasonable efforts to develop the New Assay in accordance with the specifications provided by Tocagen.

(b) if the FDA determines that the New Assay is acceptable for use in Tocagen Trial(s) of Tocagen Products, the New Assay shall be considered a Clinical Assay for purposes of the Agreement and may be designated as a Designated Assay for the development of Commercial Products. For the avoidance of doubt, any expenses associated with such development shall be treated in accordance with Section 2.4 of the Agreement; and

(c) upon receipt of Marketing Approval of the New Assay for clinical use in the Field in the Territory as a companion diagnostic in the approved labeling for Tocagen Product, the New Assay shall be considered an Approved Product for purposes of the Agreement.

In addition, the Parties agree that tests performed by Siemens using the RT-PCR assay for Toca 511 that was developed by Siemens based on an Existing Assay transferred by Tocagen (i.e., the RT-PCR assay that the New Assay is intended to replace) shall count towards the applicable numbers of PCR tests set forth in Schedule 4.1 to the Agreement (as amended and restated pursuant to paragraph 5 of this Amendment).

4. Siemens’ Termination Right. Siemens may, in its sole discretion, terminate the Agreement in its entirety (including, without limitation, this First Amendment as well as the New Assay Development Plan) pursuant to Section 9.3 of the Agreement in the event that, using commercially reasonable efforts, the New Assay specifications are not achieved. Upon such

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termination, Siemens shall submit to Tocagen for reimbursement a final invoice for fifty percent (50%) of the costs incurred in the development of the New Assay from the date of the last invoice for New Assay development costs through the date of termination.

5. Amendment and Restatement of Schedule 4.1. Schedule 4.1 to the Agreement is hereby amended and restated in its entirety as set forth in Exhibit A to this Amendment.

6. Compensation for Additional Tests. In the event that Tocagen requests that Siemens perform a number of tests either prior to regulatory approval or after regulatory approval, as applicable, using a given Assay that exceeds […***…]% of the applicable number of tests specified in Schedule 4.1 to the Agreement (as amended and restated pursuant to paragraph 5 of this Amendment), Siemens agrees to perform the excess number of tests at a price to Tocagen that is commercially reasonable and reflective of preferred pricing consistent with the Siemens-Tocagen collaboration.

7. Intellectual Property. For the avoidance of doubt, ownership of any Inventions generated during the course of Siemens’ development of the New Assay shall be determined in accordance with Section 6.2 of the Agreement.

8. Effectiveness of Agreement and Trial Development Plan. Except as expressly amended and supplemented by this Amendment, the Agreement shall remain in full force and effect in accordance with its terms. The Trial Development Plan shall remain in full force and effect in accordance with its terms.

9. Counterparts. This Amendment may be executed in counterparts, each of which shall be deemed an original document, and all of which, together with this writing, shall be deemed one instrument. This Amendment may be executed by electronic, facsimile or PDF signatures, which signatures shall have the same force and effect as original signatures.

[SIGNATURES ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the Parties hereto have caused this Amendment to be executed by their duly authorized representatives.

SIEMENS HEALTHCARE DIAGNOSTICS INC.		TOCAGEN INC.

By:	/s/ Trevor Hawkins	By:	/s/ Thomas E. Darcy
Name:	Trevor Hawkins	Name:	Thomas E. Darcy
Title:	Senior Vice President	Title:	EVP & CFO

By:	/s/ Fernando Beib
Name:	Fernando Beib
Title:	CFO

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Exhibit A

Amendment and Restatement of Schedule 4.1

SCHEDULE 4.1

NUMBER OF TESTS

Tocagen Studies	Clinical Assay Type			Totals
	PCR	Elisa	HPLC
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]

HPLC may include various detection techniques, such as mass spectrometry.

Note: Please see the Trial Development Plan for estimated number of patients, timeframe, and required assay turn-around-times.

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Exhibit B

New Assay Development Plan.

RT PCR Toca 511 Test.

1. Scope.

For Siemens to develop a RT PCR Toca 511 test with the following intended uses:

•	[…***…]

•	[…***…]

Target end-user needs for the RT PCR Toca 511 test include:

• […***…]

• […***…]

• […***…]

• […***…]

• […***…]

• […***…]

• […***…]

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2. Project Timeline.

Subject to regulatory agency input, Siemens and Tocagen plan to complete development and introduce the plasma RT PCR Toca 511 RNA assay and subsequently the urine/saliva RT PCR Toca 511 RNA assays in Tocagen’s clinical trials as soon as practicable.

Project Phase	Activity	Anticipated Due Dates	Estimated FTE hrs	Responsibility
[…***…]	[…***…]	[…***…]		[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]	[…***…]	[…***…]
	[…***…]	[…***…]		[…***…]
	[…***…]		[…***…]

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3. Project Budget.

Tocagen to pay Siemens […***…]% of the project budget outlined below as set forth in Section 2 (New Assay Development Costs) of the First Amendment to the Laboratory Services and License Agreement dated June 3rd, 2015). Tocagen shall be billed on a monthly basis, also pursuant to Section 2 thereto. Such billings shall include a detailed breakdown of charges including labor, raw materials, and CAPEX.

Activity	Estimated Duration	Estimated FTE hrs work	Estimated Raw Materials and CAPEX (Millions US$)	Estimated Budget (Millions US$)
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]	[…***…]	[…***…]
[…***…]	[…***…]	[…***…]		[…***…]
			[…***…]	[…***…]

In the event that the project exceeds specific activity budgets by […***…]%, the parties will review future project options and funding needs.

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